FORM OF
                                    AMENDMENT
                                       TO
  DISTRIBUTION AND SHAREHOLDER SERVICES PLAN--ADVISOR CLASS AND C-CLASS SHARES
                                       OF
                               RYDEX SERIES FUNDS,
                             DATED AUGUST 28, 2000,
                                   AS AMENDED

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                                     FORM OF
                                    EXHIBIT B

                               RYDEX SERIES FUNDS
           DISTRIBUTION AND SHAREHOLDER SERVICE FEES - C-CLASS SHARES

RYDEX FUNDS - C-CLASS

         U.S. Government Money Market Fund
         Nova Fund
         Ursa Fund
         OTC Fund
         Juno Fund
         Medius Fund
         Arktos Fund
         U.S. Government Bond Fund
         Mekros Fund
         Large-Cap Europe Fund
         Large-Cap Japan Fund
         Large-Cap Value Fund
         Large-Cap Growth Fund
         Mid-Cap Value Fund
         Mid-Cap Growth Fund
         Inverse Mid-Cap Fund
         Small-Cap Value Fund
         Small-Cap Growth Fund
         Inverse Small-Cap Fund
         Strengthening Dollar Fund
         Weakening Dollar Fund
         Sector Rotation Fund
         Core Equity Fund
         Absolute Return Strategies Fund
         Hedged Equity Fund
         Market Neutral Fund
         Banking Fund
         Basic Materials Fund
         Biotechnology Fund
         Commodities Fund
         Consumer Products Fund
         Electronics Fund
         Energy Fund
         Energy Services Fund
         Financial Services Fund
         Health Care Fund
         Internet Fund
         Leisure Fund
         Precious Metals Fund
         Real Estate Fund
         Retailing Fund

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         Technology Fund
         Telecommunications Fund
         Transportation Fund
         Utilities Fund
         S&P 500 Fund
         Russell 2000 Fund
         EPT MODERATE FUND*
         EPT CONSERVATIVE FUND*
         EPT AGGRESSIVE FUND*

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Distribution Services...........................Seventy-Five basis points (.75%)

Shareholder Services............................Twenty-Five basis points (.25%)

*DISTRIBUTION AND SHAREHOLDER SERVICE FEES FOR THE EPT MODERATE FUND, EPT CONSERVATIVE FUND AND EPT AGGRESSIVE FUND

Distribution Services...........................Fifty basis points (.50%)

Shareholder Services............................Twenty-Five basis points (.25%)

CALCULATION OF FEES

Distribution and Shareholder Service fees are based on a percentage of the Funds' average daily net assets attributable to Shares of the Funds.

                          ADDITIONS ARE NOTED IN BOLD.